UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

Stellar Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/STEL. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/STEL Online Go to www.envisionreports.com/STEL or scan the QR code — login details are located in the shaded bar below. 2025 Shareholder Meeting Notice 044RVD Important Notice Regarding the Availability of Proxy Materials for the Stellar Bancorp, Inc. Annual Shareholder Meeting to be Held on May 21, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 12, 2025 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 1:00 a.m., Central Time, on May 21, 2025. MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/STEL. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Stellar Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 12, 2025. Stellar Bancorp, Inc.’s Annual Meeting of Shareholders will be held on May 21, 2025 at the Company’s corporate headquarters, which is located at 9 Greenway Plaza, Eighth Floor – Galveston Conference Room, Houston, Texas, at 10:00 am Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5: 1. To elect five Class III directors to serve on the Board of Directors of the Company until the Company’s 2028 annual meeting of shareholders; and each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal. 01 - Laura D. Bellows 02 - Robert R. Franklin, Jr. 03 - Frances H. Jeter 04 - Reagan A. Reaud 05 - Steven F. Retzloff 2. To approve an amendment to the Company’s Second Amended and Restated Certificate of Formation (the “Charter Amendment”) to provide for the phase out of the classified structure of our Board of Directors, a copy of which is attached as Appendix A to the proxy statement; 3. To approve the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan, a copy of which is attached as Appendix B to the proxy statement; 4. To conduct an advisory, non-binding vote regarding the compensation paid to our named executive officers as disclosed in the proxy statement (“Say-On-Pay”); 5. To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and 6. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 2025 Shareholder Meeting Notice